              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) September 15, 2004

                     NAVISTAR FINANCIAL 2004-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

              333-67112-01                           37-6401679
      (Commission File Number)            (I.R.S. Employer Identification No.)

 2850 West Golf Road Rolling Meadows, Illinois             60008
   (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number including area code 847-734-4000

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

          On September 15, 2004, the Registrant made available the
          Monthly Servicer Certificate for the Period of August 2004
          for the NAVISTAR FINANCIAL 2004-A OWNER TRUST,  which  is
          attached as Exhibit 20 hereto.

Item 7.  Financial Statements and Exhibits.

         (c)      See attached Exhibit 20.

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                                   SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                      NAVISTAR FINANCIAL 2004-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)

Date:  September 20, 2004                 By:/s/ PAUL E. MARTIN
-----------------------                          --------------------------
                                                 Paul E. Martin
                                                 Vice President & Controller

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                                  EXHIBIT INDEX

Exhibit No.    Description

   20          Navistar Financial 2004-A Owner Trust
               Monthly Servicer Certificate #6, dated September 15, 2004

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                               EXHIBIT 20

                Navistar Financial 2004 - A Owner Trust
                        For the Month of August 2004
                 Distribution Date of September 15, 2004
                         Servicer Certificate  #6

Original Pool Amount                                             $398,284,237.80
Subsequent Receivables (transferred 04/29/04)                    $201,715,759.98
Subsequent Receivables (transferred 00/00/00)                              $0.00
Subsequent Receivables (transferred 00/00/00)                              $0.00
Beginning Pool Balance                                           $516,436,059.98
Beginning Pool Factor                                                  0.8607268

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $17,201,081.90
     Interest Collected                                            $3,019,222.31
     Mandatory Prepayments                                                 $0.00
Additional Deposits:

     Repurchase Amounts                                                    $0.00

     Liquidation Proceeds / Recoveries                                     $0.00
Total Additional Deposits                                                  $0.00

Repos / Chargeoffs                                                   $117,152.19
Aggregate Number of Notes Charged Off                                         29

Total Available Funds                                             $20,188,776.08

Ending Pool Balance                                              $499,149,354.02
Ending Pool Factor                                                     0.8319156

Servicing Fee                                                        $430,363.38

Repayment of Servicer Advances                                        $31,528.13
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Memo Item - Reserve Account
     Prior Month Balance                                          $16,784,171.95
     Transfer Base                                                         $0.00
     Invest. Income                                                   $18,367.15
     Excess Serv.                                                  $1,623,147.63
     Transfer (to)                                                         $0.00
                                                              -------------------
     Collections Acct
     Beginning Balance                                            $18,425,686.73
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Reserve Account:
Reserve Account:
     Beginning Balance  (see Memo Item)                           $18,425,686.73
     Target Percentage                                                     3.25%
     Target Balance                                               $16,222,354.01
     Specified Yield Supplement Amount                                     $0.00
     Specified Yield Supplement Amount                                     $0.00
     Specified Reserve Account Balance                            $16,222,354.01
     Minimum Balance                                              $11,999,999.96
     (Release) / Deposit                                          ($2,203,332.72)
     Ending Balance                                               $16,222,354.01

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Current Weighted Average APR:                                             6.987%
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Current Weighted Average Remaining Term (months):                          44.30
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Delinquencies                                                            Dollars       Notes
                                                              -------------------  ----------
     Installments:                                   1 - 30 days    1,922,477.13       1,989
                                                    31 - 60 days      306,661.88         342
                                                        60+ days       98,257.60          49

     Total:                                                         2,327,396.61       1,998

     Balances:                                           60+  days  1,346,495.44          49

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Navistar Financial 2004 - A Owner Trust
For the Month of August 2004

                                                                     NOTES                               CLASS B          CLASS C
                           TOTAL         CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4       NOTES          NOTES
Original Pool Amount  $600,000,000.00 $108,000,000.00 $175,000,000.00 $154,000,000.00 $127,000,000.00 $21,000,000.00 $15,000,000.00
Distributions:
      Distribution Percentage  1               100.00%           0.00%           0.00%           0.00%          0.00%          0.00%
      Coupon                                   1.0800%         1.4500%         2.0100%         2.5900%        2.4600%        3.2000%

Beginning Pool Bal    $516,436,059.98
Ending Pool Balance   $499,149,354.02

Collected Principal    $17,169,553.77
Collected Interest      $3,019,222.31
Charge - Offs             $117,152.19
Liquidation Proceeds/Recoveries $0.00

Servicing &
   Administration Fee     $430,363.38
Investment Earnings from
    Pre-Funding Acct.           $0.00
Cash Transfer from
    Negative Carry Acct.        $0.00
Cash Transfer
    from Pre-Funding Acct.      $0.00
Cash Transfer from
   Reserve Account              $0.00
Ttl Collections Avail
   for Debt Service    $19,758,412.70

Beginning Balance     $516,436,059.98  $24,436,059.98 $175,000,000.00 $154,000,000.00 $127,000,000.00 $21,000,000.00 $15,000,000.00

Interest Due 2            $848,559.11      $21,992.45     $211,458.33     $257,950.00     $274,108.33     $43,050.00     $40,000.00
Interest Paid             $848,559.11      $21,992.45     $211,458.33     $257,950.00     $274,108.33     $43,050.00     $40,000.00
Principal Due          $17,286,705.96  $17,286,705.96           $0.00           $0.00           $0.00          $0.00          $0.00
Mandatory Prepayments
    Class A-1 only              $0.00           $0.00
Principal Paid         $17,286,705.96  $17,286,705.96           $0.00           $0.00           $0.00          $0.00          $0.00

Ending Balance         $499,149,354.02  $7,149,354.02 $175,000,000.00 $154,000,000.00 $127,000,000.00 $21,000,000.00 $15,000,000.00
Note/Certificate Pool
   Factor(Ending Bal/
      Original Pool Amt)                    0.0661977       1.0000000       1.0000000       1.0000000      1.0000000      1.0000000
Total Distributions     $18,135,265.07 $17,308,698.41     $211,458.33     $257,950.00     $274,108.33     $43,050.00     $40,000.00

Interest Shortfall               $0.00          $0.00           $0.00           $0.00           $0.00          $0.00          $0.00
Principal Shortfall              $0.00          $0.00           $0.00           $0.00           $0.00          $0.00          $0.00
      Total Shortfall            $0.00          $0.00           $0.00           $0.00           $0.00          $0.00          $0.00

Excess Servicing
    (see Memo Item-
       Reserve Acct)     $1,623,147.63

     Beginning Reserve
        Acct Bal        $18,425,686.73
    (Release)/Draw     ($2,203,332.72)
     Ending Reserve
         Acct Bal       $16,222,354.01

 1 (a) 100% to the Class A-1 Notes until the Class A-1 Notes are paid in full.  (b) 94.00% of any amount remaining after the application of funds in clause (a) to the remaining Class A Notes sequentially until the Class A Notes are paid in full.
(c) 58.34% of any amount remaining after the application of funds in clauses (a) and  (b) to the Class B Notes until the Class B
Notes are paid in full.  (d) Any amount remaining after the application of funds in clauses (a), (b) and (c) to the Class C Notes until the Class C Notes are paid in full.
2 Class A-1  Interest based on Actual Number of Days.  Interest on other classes based on a 30 day month.  Interest  for first settlement based off 14 days, from 04/01/04 to, but excluding, 4/15/04.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)

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Memo Item - Advances:
   Servicer Advances - Current Month          ($31,528.13)
   Total Outstanding Servicer Advances      $1,169,602.93
----------------------------------------------------------

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Navistar Financial 2004 - A Owner Trust
For the Month of August 2004

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                       5                  4               3               2               1                 0
                                     Mar-04            Apr-04          May-04           Jun-04         Jul-04             Aug-04

Remaining Gross Balance          $450,025,867.71    $429,882,130.10 $634,324,421.07 $615,722,726.89 $595,899,686.46 $577,635,660.10

A) Loss Trigger:
Principal of Contracts Charged Off    $94,125.41        $122,060.56     $233,965.76     $322,638.42     $261,257.55     $117,152.19
Recoveries                                 $0.00              $0.00      $10,000.00      $97,528.67     $118,225.49           $0.00

Total Charged Off (Months 5,4,3)     $450,151.73
Total Recoveries (Months 3,2,1)      $225,754.16
                                    -----------------
Net Loss/(Recoveries) for 3 Mos      $224,397.57 (a)

Total Balance (Months 5,4,3)   $1,514,232,418.88 (b)

Loss Ratio Annualized [(a/b)*(12)]        0.1778%

Trigger: Is Ratio > 1.5%                       No

                                                                                       Jun-04            Jul-04             Aug-04
B) Delinquency Trigger:
     Balance delinquency 60+ days                                                 $1,042,057.74       $655,691.27      $1,346,495.44
     As % of Remaining Gross Balance                                                   0.16924%          0.11003%           0.23310%
     Three Month Average                                                               0.19805%          0.16071%           0.17079%

Trigger: Is Average > 2.0%                    No

C) Noteholders Percent Trigger:
     Ending Reserve Account Balance      2.7037%
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger: Is Minimum < 1.0%                    No

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